Investment in a joint venture	6 Months Ended
Sep. 30, 2023
Investment in a joint venture [Abstract]
Investment in a joint venture

8. Investment in a joint venture

On June 24, 2022, the Company entered into a partnership agreement to invest $256,420 (HKD 2,000,000), for 20% partnership interest in the limited partnership. The funds raised by the limited partnership are invested in biological entities. As of September 30, 2023, the limited partnership has not commenced operation, and the Company did not record its share of the operating loss of the limited partnership for the six months ended September 30, 2023 and 2022. As of September 30, 2023 and March 31, 2023, no significant impairment indicators have been noted in connection with the investment.